UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: July 29, 2010

(Date of earliest event reported)

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28925 Fountain Parkway, Solon, Ohio	44139
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 519-8700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Agilysys, Inc. was held on July 29, 2010. The following matters were voted upon:

1.	Three Class A Directors were elected to serve a three-year term expiring at the 2013 Annual Meeting of Shareholders or until their successors have been elected and qualified. The vote results were as follows:

	For	Withheld	Broker Non-Votes
Keith M. Kolerus	16,163,021	2,226,025	2,852,019
Robert A. Lauer	16,164,171	2,224,874	2,852,019
Robert G. McCreary, III	16,158,257	2,230,788	2,852,019

2.	The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011 was ratified. The vote results were as follows:

	For	Against	Abstain
Ratification of appointment of Ernst & Young LLP	21,067,935	129,185	43,944

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits – None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

By:	/s/ Kathleen A. Weigand
Kathleen A. Weigand
General Counsel, Secretary and Senior Vice President – Human Resources

Date: August 2, 2010